                                     pioneer
                            The one to remember:(SM)


                                    PIONEER
                                    -------
                                    AMERICA
                                     INCOME
                                     TRUST


                                     Annual
                                     Report
                                    12/31/01


                                     [Logo]
                              One goal. Yours.(SM)

Table of Contents
--------------------------------------------------------------------------------

 Letter from the President                     1
 Portfolio Summary                             2
 Performance Update                            3
 Portfolio Management Discussion               6
 Schedule of Investments                       9
 Financial Statements                         12
 Notes to Financial Statements                18
 Report of Independent Public Accountants     23
 The Pioneer Family of Mutual Funds           24
 Trustees, Officers and Service Providers     25

Pioneer America Income Trust
LETTER FROM THE PRESIDENT

Dear Shareowners,
--------------------------------------------------------------------------------

I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. I welcome this opportunity to offer a few thoughts as we move into what we all hope will be a more upbeat year for our nation.

Americans have always been a resilient people, as evidenced by the tremendous surge of national unity that followed the terrorist attacks. That same resilient spirit can be seen in the historic capacity of our securities markets to regain their footing after disruptive events, a pattern that was repeated over the last months of 2001. At year-end, the markets seemed to be forecasting an end to the current recession, based on the belief that the combination of low interest rates and last year's tax relief measures can have a sizeable, positive impact on the economy.

As part of the tax relief package, expanded contribution limits are now in effect for most retirement savings programs. For example, starting with the 2002 tax year, you can contribute up to $3,000 to an IRA, a big boost over the longstanding $2,000 limit. There are also broader contribution opportunities for participants in other retirement plans, including 401(k)s and 403(b)s. In addition, those age 50 and older may be able to make additional, "catch-up" contributions. With April 15 approaching, the time is ripe to fund last year's IRA, if you haven't yet done so. Your financial professional can help you decide which type of IRA - Roth or traditional - and which Pioneer funds might best suit your retirement needs.

Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history - state-of-the-art tools that we use daily to manage our funds with your goals in mind.

For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

Regards,


/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.


[begin sidenote]
----------------------------
Pioneer's new
president

Daniel T. Geraci recently
joined Pioneer as President
of Pioneer Investment
Management, Inc., the arm
of Pioneer responsible
for managing our mutual
fund portfolios and U.S.
business interests.

Earlier, Mr. Geraci served
as a senior executive at
Fidelity Investments and at
Midland Walwyn Capital of
Toronto (now Merrill Lynch
Canada). He began his
career with E.F. Hutton
and Company.

"Serving shareowners'
interests has always been
Pioneer's core value,"
Mr. Geraci said. "Today, we
are redoubling our efforts
to earn our customers'
continued confidence as
we pass through these
challenging times."
----------------------------
[end sidenote]

Pioneer America Income Trust
PORTFOLIO SUMMARY 12/31/01

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[tabular representation of pie chart]

U.S. Government Agency Obligations 62.3%
U.S. Treasury Obligations 27.0%
Temporary Cash Investment 10.7%


Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[tabular representation of pie chart]
0-1 year   0.8%
1-3 years 22.3%
3-4 years 26.2%
4-6 years 20.5%
6-8 years  6.9%
8+ years  23.3%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

  1.    U.S. Treasury Bonds, 7.25%, 5/15/16                           15.23%
  2.    U.S. Treasury Notes, 6.5%, 2/15/10                             5.41
  3.    Government National Mortgage Association, 7.5%, TBA 30 YRS     3.18
  4.    Government National Mortgage Association, 7.0%, TBA 30 YRS     3.14
  5.    Government National Mortgage Association, 7.0%, 3/15/31        2.85
  6.    U.S. Treasury Bonds, 8.0%, 11/15/21                            2.81
  7.    Government National Mortgage Association, 6.5%, TBA 30 YRS     2.75
  8.    U.S. Treasury Bonds, 6.375%, 8/15/27                           2.74
  9.    Government National Mortgage Association, 7.0%, 9/15/24        2.60
 10.    Government National Mortgage Association, 7.0%, 1/15/30        2.49

Fund holdings will vary for other periods.

Pioneer America Income Trust
PERFORMANCE UPDATE 12/31/01                            CLASS A SHARES

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/01   12/31/00
                 $9.79      $9.76


Distributions per Share   Income      Short-Term      Long-Term
(12/31/00 - 12/31/01)     Dividends   Capital Gains   Capital Gains
                          $ 0.539           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to the growth of the Lehman Brothers Government Bond Index and the Lehman Brothers
Mortgage-Backed Index.


Average Annual Total Returns
(As of December 31, 2001)

           Net Asset  Public Offering
Period      Value        Price*
10 Years    5.99         5.50
5 Years     6.14         5.17
1 Year      5.92         1.16

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


Growth of $10,000

[The following is a tabular representation of a mountain chart.]

                               Lehman Brothers       Lehman Brothers
          Pioneer America      Mortgage-Backed       Government Bond
           Income Trust*           Index                 Index
12/91        9550                 10000                  10000
12/92       10195                 10595                  10722
            11120                 11319                  11863
            10678                 11137                  11462
12/95       12394                 13008                  13564
            12678                 13704                  13939
            13757                 15004                  15274
12/98       14826                 16050                  16779
            14452                 16347                  16402
            16125                 18172                  18574
12/01       17080                 19665                  19919

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C shares.

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Mortgage-Backed Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust
PERFORMANCE UPDATE 12/31/01                            CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/01   12/31/00
                 $9.76      $9.74


Distributions per Share   Income      Short-Term      Long-Term
(12/31/00 - 12/31/01)     Dividends   Capital Gains   Capital Gains
                          $ 0.460           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index and the Lehman Brothers Mortgage-Backed Index.


Average Annual Total Returns
(As of December 31, 2001)
                    If          If
Period             Held      Redeemed*
Life-of-Class
(4/29/94)          5.48%       5.48%
5 Years            5.32        5.15
1 Year             4.99        0.99

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


Growth of $10,000+

[The following is a tabular representation of a mountain chart.]

                               Lehman Brothers       Lehman Brothers
          Pioneer America      Mortgage-Backed       Government Bond
           Income Trust*            Index                 Index
 4/94        10000                  10000                 10000
              9952                  10018                  9964
              9943                  10149                 10041
             10856                  11237                 11166
12/95        11442                  11853                 11883
             11186                  11895                 11668
             11624                  12488                 12211
             11890                  12977                 12531
12/97        12508                  13673                 13381
             12878                  14134                 13942
             13394                  14625                 14699
             13002                  14702                 14365
12/99        12960                  14896                 14369
             13491                  15442                 15081
             14344                  16559                 16272
             14622                  17184                 16643
12/01        15060                  17920                 17450


  The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C shares.

+ Index comparisons begin 4/30/94. The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Mortgage-Backed Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust
PERFORMANCE UPDATE 12/31/01                            CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/01   12/31/00
                 $9.79      $9.74


Distributions per Share   Income      Short-Term      Long-Term
(12/31/00 - 12/31/01)     Dividends   Capital Gains   Capital Gains
                          $ 0.436           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to the growth of the Lehman Brothers Government Bond Index and the Lehman Brothers
Mortgage-Backed Index.


Average Annual Total Returns
(As of December 31, 2001)

                 Net Asset   Public Offering
Period             Value        Price/CDSC*
Life-of-Class
(1/31/96)          4.68%        4.51%
5 Years            5.35         5.13
1 Year             5.05         3.98

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments made within one year of purchase.


Growth of $10,000

[The following is a tabular representation of a mountain chart.]

                               Lehman Brothers       Lehman Brothers
          Pioneer America      Mortgage-Backed       Government Bond
           Income Trust*           Index                 Index
1/96          9900                10000                  10000
              9634                 9961                   9759
             10005                10457                  10214
             10234                10866                  10481
12/97        10784                11449                  11192
             11085                11835                  11661
             11549                12247                  12295
             11203                12311                  12016
12/99        11181                12473                  12019
             11644                12931                  12614
             12357                13866                  13611
             12581                14389                  13921
12/01        12981                15006                  14596



The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C shares.

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Mortgage-Backed Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust
PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

It was an unconventional year for bond investors. During the year ended December 31, 2001, the fixed-income market was affected by a range of issues, including a downturn in economic growth, Federal Reserve policy that significantly lowered short-term interest rates and the attacks of September 11. In the following conversation, Richard Schlanger, a member of the team responsible for the daily management of Pioneer America Income Trust, discusses the investment climate and the decisions that contributed most to the Fund's performance.

Q: Year 2001 will be remembered as an exceptional year, both economically and politically. Describe the environment in which you managed the Fund.

A: Year 2001 was unique. The year began with a debate as to whether or not the economy was moving into recession. By almost any measure, the economy was trending downward. Gross domestic product (GDP) declined, corporate capital spending fell off significantly, corporate profits were dramatically lower and unemployment rose. Add to this the events of September 11, which dealt the economy a severe blow. In the aftermath of September 11, the U.S. economy went from having a budget surplus to a budget deficit.

    In this environment, the Federal Reserve implemented one of the most aggressive interest-rate reduction cycles in history in an effort to stimulate economic growth. During 2001, the Fed reduced short-term interest rates 11 times for a total of 4.75%. The Fed made four of these cuts - a total of 1.75% - after September 11. One of the anomalies of 2001, however, was that even as the Fed was trimming short-term interest rates, yields on 10-year and 30-year bonds rose. Why? Some investors were concerned that the Fed was sowing the seeds of inflation by pumping too much money into the economy. In October, the Treasury announced that it would no longer issue 30-year bonds. This created a huge amount of volatility in 10-year and 30-year Treasuries, which also affected mortgage rates. Over the next two to three weeks, yields on 10-year Treasury securities went on a roller coaster ride, going from 4.5% to 4.2% only to climb back to 5%. The catalyst for this volatility in yields was the misperception that the economy had bottomed. The volatility

Pioneer America Income Trust

    had the effect of extending the duration of the Lehman Brothers Mortgage-Backed Index, which climbed from 1.46 years on October 31, 2001 to
    2.60 years on November 30, 2001 - an increase of almost 78%. This month-to-month duration increase was the largest monthly duration change ever for the Index. (Duration measures a security's price sensitivity to interest-rate changes. In general, the longer a security's duration, the greater the potential for price appreciation when interest rates fall. Conversely, the risk of price loss is greater when interest rates rise.)

Q:  In this environment, how did the Fund perform?

A:  During the fiscal year ended December 31, 2001, Pioneer America Income
    Trust produced solid performance. For the period, Class A shares generated a total return (based on net asset value) of 5.92%, Class B shares 4.99% and Class C shares 5.05%. In comparison, the Lehman Brothers Government Bond Index returned 7.23%, and the Lehman Brothers Mortgage-Backed Index returned 8.22% for the same period. In general, shorter-maturing Treasuries outperformed longer obligations; that is, two-year Treasuries returned 8.15%; five-year Treasuries returned 7.73%; and 10-year and 30-year Treasuries returned 4.04% and 3.46%, respectively.

    Your Fund also provided an attractive level of income while maintaining the highest credit quality of AAA. (Quality ratings apply to underlying portfolio securities, not Fund shares.) At the end of the period, the 30-day SEC yield for Class A shares was 4.79%.

Q: What were the principal strategies that contributed to the Portfolio's performance?

A: We focused primarily on GNMA securities (Government National Mortgage Association), which accounted for more than 69% of assets and which provided more attractive yields than comparable Treasury securities. Like U.S. Treasury securities, GNMAs are backed by the full faith and credit of the U.S. government. (A full faith and credit backing applies to underlying portfolio securities, not Fund shares.) Our strategy in the mortgage sector was to emphasize lower-coupon mortgages, especially when interest rates

Pioneer America Income Trust
PORTFOLIO MANAGEMENT DISCUSSION 12/31/01                           (continued)

    declined or to purchase seasoned collateral - mortgages that have been in existence for a while - and which were less likely to be refinanced. As Treasury rates declined, homeowners rushed to lock in lower mortgage rates (The Mortgage Bankers Association's Refinance Index reached a new historical high, surpassing the previous record set in October 1998.) This intense interest-rate volatility hurt the performance of mortgage-backed securities relative to Treasury securities.

    We invested slightly more than 30% of the Fund's net assets in Treasury securities. When selecting Treasury bonds, we primarily emphasized intermediate- and longer-term securities - those with maturities of more than five years. Such securities represented good value in an environment in which inflation was contained and in which the 30-year bond had been eliminated.

Q:  What is your outlook?

A: We have positioned the Fund for an economic recovery. We believe the economy will strengthen in the months ahead but do not expect a quick and sharp upturn. Rather, we anticipate that the economy will recover gradually over several months. While the Fed may continue to lower short-term interest rates in the coming months, we think the fixed-income markets will be less volatile than they were in 2001, which should benefit the portfolio's mortgage holdings in 2002. We believe the Fund is an attractive choice for investors who want to diversify their assets in a conservative investment that offers a steady stream of income from U.S. government-backed issues.

Pioneer America Income Trust
SCHEDULE OF INVESTMENTS 12/31/01


Principal
 Amount                                                               Value
                 INVESTMENTS IN SECURITIES - 100%
                 U.S. TREASURY OBLIGATIONS - 27.0%
$ 7,200,000      U.S. Treasury Notes, 6.5%, 2/15/10             $ 7,909,848
  2,000,000      U.S. Treasury Notes, 5.75%, 8/15/10              2,099,520
 19,270,000      U.S. Treasury Bonds, 7.25%, 5/15/16             22,278,625
  3,250,000      U.S. Treasury Bonds, 8.0%, 11/15/21              4,112,648
  1,900,000      U.S. Treasury Bonds, 6.875%, 8/15/25             2,167,767
  3,700,000      U.S. Treasury Bonds, 6.375%, 8/15/27             4,009,579
  1,500,000      U.S. Treasury Bonds, 6.25%, 5/15/30              1,624,860
                                                                -----------
                 TOTAL U.S. TREASURY OBLIGATIONS
                 (Cost $43,928,609)                             $44,202,847
                                                                -----------
                 U.S. GOVERNMENT AGENCY OBLIGATIONS - 62.3%
  4,000,000      Government National Mortgage Association,
                 6.5%, TBA 30 YRS.                              $ 4,018,256
  4,500,000      Government National Mortgage Association,
                 7.0%, TBA 30 YRS.                                4,591,406
  4,500,000      Government National Mortgage Association,
                 7.5%, TBA 30 YRS.                                4,650,469
     32,903      Government National Mortgage Association,
                 9.5%, 12/15/03                                      34,291
    277,942      Government National Mortgage Association,
                 9.0%, 9/15/16 - 4/15/20                            304,282
    309,207      Government National Mortgage Association,
                 8.5%, 7/15/24                                      332,685
  4,619,226      Government National Mortgage Association,
                 7.5%, 2/15/27 - 2/15/31                          4,787,843
 40,961,149      Government National Mortgage Association,
                 7.0%, 10/15/16 - 9/15/31                        41,960,958
 20,141,363      Government National Mortgage Association,
                 6.5%, 9/15/16 - 9/15/31                         20,262,442
    135,361      Government National Mortgage Association,
                 6.0%, 10/15/28                                     133,162
      4,532      Government National Mortgage Association,
                 10.5%, 8/15/03                                       4,753
    190,061      Government National Mortgage Association,
                 10.0%, 11/15/18 - 1/15/19                          214,170

The accompanying notes are an integral part of these financial statements.    9

Pioneer America Income Trust
SCHEDULE OF INVESTMENTS 12/31/01                                   (continued)


Principal
 Amount                                                                 Value
                 U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
$  145,657       Government National Mortgage Association I,
                 10.0%, 3/15/20                                  $    164,274
  2,154,101      Government National Mortgage Association I,
                 7.5%, 9/15/29                                      2,234,191
    799,341      Government National Mortgage Association I,
                 6.5%, 11/15/31                                       803,081
 10,011,274      Government National Mortgage Association I,
                 7.0%, 8/15/23 - 4/15/31                           10,249,565
     27,157      Government National Mortgage Association II,
                 10.0%, 1/20/06                                        28,965
    600,418      Government National Mortgage Association II,
                 7.49%, 10/20/22                                      626,686
    882,878      Government National Mortgage Association II,
                 9.0%, 9/20/21 - 11/20/24                             957,021
  1,983,813      Government National Mortgage Association II,
                 7.0%, 12/20/08 - 2/20/29                           2,029,353
     85,102      Government National Mortgage Association II,
                 8.0%, 5/20/25 - 3/20/30                               88,847
  1,562,876      Government National Mortgage Association II,
                 7.5%, 6/20/30 - 12/20/30                           1,611,714
  1,974,634      Government National Mortgage Association II,
                 6.5%, 8/20/31                                      1,975,247
                                                                 ------------
                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                 (Cost $101,185,264)                             $102,063,661
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $145,113,873)                             $146,266,508
                                                                 ------------


10   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

Principal
 Amount                                                                 Value
                  TEMPORARY CASH INVESTMENT
                  Repurchase Agreement - 10.7%
$17,500,000       Credit Suisse First Boston Group, Inc., 1.7%,
                  dated 12/31/01, repurchase price of
                  $17,500,000 plus accrued interest on 1/2/02,
                  collateralized by $15,194,000 U.S. Treasury
                  Bonds, 11.875%, 11/15/03                         $ 17,500,000
                                                                   ------------
                  TOTAL TEMPORARY CASH INVESTMENT
                  (Cost $17,500,000)                               $ 17,500,000
                                                                   ------------
                  TOTAL INVESTMENTS IN SECURITIES AND
                  TEMPORARY CASH INVESTMENT - 100.0%
                  (Cost $162,613,873)(a)(b)(c)                     $163,766,508
                                                                   ============


Note: The Trust's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

 (a) At December 31, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $162,902,483 was as follows:

      Aggregate gross unrealized gain for all investments in which there is an
      excess of value over tax cost                                                              $1,721,360

      Aggregate gross unrealized loss for all investments in which there is an
      excess of tax cost over value                                                                (857,335)
                                                                                                 ----------
      Net unrealized gain                                                                        $  864,025
                                                                                                 ==========

 (b) At December 31, 2001, the Trust had a net capital loss carryforward of $9,404,021 which will expire between 2002 and 2008 if not utilized.

 (c) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus/minus 2.5%) principal and no definite maturity date period. The actual principal amount and maturity date will be determined on upon settlement when the specific mortgage pools are assigned.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2001 aggregated $126,153,371 and $95,093,299, respectively.

The accompanying notes are an integral part of these financial statements.   11

Pioneer America Income Trust
BALANCE SHEET 12/31/01


ASSETS:
  Investment in securities, at value (including temporary
   cash investment of $17,500,000) (cost $162,613,873)        $163,766,508
  Cash                                                              31,756
  Receivables -
     Investment securities sold                                  1,001,822
     Fund shares sold                                              438,899
     Interest                                                    1,132,943
  Other                                                              2,673
                                                              ------------
     Total assets                                             $166,374,601
                                                              ------------
LIABILITIES:
  Payables -
     Investment securities purchased                          $ 18,161,909
     Fund shares repurchased                                        36,120
     Dividends                                                     217,064
  Due to affiliates                                                117,603
  Accrued expenses                                                  60,110
                                                              ------------
     Total liabilities                                        $ 18,592,806
                                                              ------------
NET ASSETS:
  Paid-in capital                                             $156,489,935
  Accumulated net investment loss                                 (431,955)
  Accumulated net realized loss on investments                  (9,428,820)
  Net unrealized gain on investments                             1,152,635
                                                              ------------
     Total net assets                                         $147,781,795
                                                              ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $115,997,849/11,847,669 shares)           $       9.79
                                                              ============
  Class B (based on $25,008,360/2,563,221 shares)             $       9.76
                                                              ============
  Class C (based on $6,775,586/691,881 shares)                $       9.79
                                                              ============
MAXIMUM OFFERING PRICE:
  Class A                                                     $      10.25
                                                              ============
  Class C                                                     $       9.89
                                                              ============

12   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
STATEMENT OF OPERATIONS
For the Year Ended 12/31/01


INVESTMENT INCOME:
  Interest                                                               $  8,240,834
                                                                         ------------
EXPENSES:
  Management fees                                            $669,860
  Transfer agent fees
     Class A                                                  232,628
     Class B                                                   81,668
     Class C                                                   13,614
  Distribution fees
     Class A                                                  272,150
     Class B                                                  204,311
     Class C                                                   46,810
  Administrative fees                                          33,555
  Custodian fees                                               50,548
  Registration fees                                            38,413
  Professional fees                                            54,325
  Printing                                                     26,249
  Fees and expenses of nonaffiliated trustees                   1,870
  Miscellaneous                                                 9,049
                                                             --------
       Total expenses                                                    $  1,735,050
       Less management fees waived by Pioneer Investment
         Management, Inc.                                                    (148,173)
       Less fees paid indirectly                                              (26,656)
                                                                         ------------
       Net expenses                                                      $  1,560,221
                                                                         ------------
         Net investment income                                           $  6,680,613
                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                       $  1,619,870
  Change in net unrealized gain on investments                             (1,278,915)
                                                                         ------------
     Net gain on investments                                             $    340,955
                                                                         ------------
     Net increase in net assets resulting from operations                $  7,021,568
                                                                         ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer America Income Trust
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 12/31/01 and 12/31/00

                                                         Year Ended        Year Ended
                                                          12/31/01          12/31/00
FROM OPERATIONS:
Net investment income                                   $  6,680,613      $  7,142,078
Net realized gain (loss) on investments                    1,619,870        (1,219,938)
Change in net unrealized gain (loss) on investments       (1,278,915)        6,784,608
                                                        ------------      ------------
  Net increase in net assets resulting from
     operations                                         $  7,021,568      $ 12,706,748
                                                        ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.54 and $0.58 per share, respectively)     $ (5,622,479)     $ (6,080,170)
  Class B ($0.46 and $0.50 per share, respectively)         (858,512)         (887,627)
  Class C ($0.44 and $0.49 per share, respectively)         (199,622)         (202,184)
In excess of net investment income:
  Class A ($0.03 and $0.00, respectively)                   (301,570)               --
  Class B ($0.04 and $0.00, respectively)                    (89,586)               --
  Class C ($0.01 and $0.00, respectively)                     (6,358)               --
                                                        ------------      ------------
     Total distributions to shareowners                 $ (7,078,127)     $ (7,169,981)
                                                        ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 85,919,773      $ 80,753,248
Reinvestment of distributions                              4,780,854         5,389,397
Cost of shares repurchased                               (59,040,911)     (112,090,132)
                                                        ------------      ------------
  Net increase (decrease) in net assets resulting
     from fund share transactions                       $ 31,659,716      $(25,947,487)
                                                        ------------      ------------
  Net increase (decrease) in net assets                 $ 31,603,157      $(20,410,720)

NET ASSETS:
Beginning of year                                        116,178,638       136,589,358
                                                        ------------      ------------
End of year (including accumulated undistributed net
  investment income (loss) of $(431,955) and
  $5,350, respectively)                                 $147,781,795      $116,178,638
                                                        ============      ============

CLASS A                              '01 Shares     '01 Amount            '00 Shares     '00 Amount
Shares sold                           5,846,916     $57,644,996            6,794,359     $ 64,007,617
Reinvestment of distributions           402,542       3,970,420              487,142        4,603,048
Less shares repurchased              (4,245,172)    (41,820,237)          (9,399,087)     (88,406,053)
                                     ----------     -----------           ----------     ------------
  Net increase (decrease)             2,004,286     $19,795,179           (2,117,586)    $(19,795,388)
                                     ==========     ===========           ==========     ============
CLASS B
Shares sold                           1,912,426     $18,898,540            1,261,685     $ 11,943,292
Reinvestment of distributions            69,101         680,057               67,431          636,507
Less shares repurchased              (1,152,213)    (11,315,774)          (1,717,130)     (16,154,518)
                                     ----------     -----------           ----------     ------------
  Net increase (decrease)               829,314     $ 8,262,823             (388,014)    $ (3,574,719)
                                     ==========     ===========           ==========     ============
CLASS C
Shares sold                             947,808     $ 9,376,237              509,307     $  4,802,339
Reinvestment of distributions            13,219         130,377               15,917          149,842
Less shares repurchased                (599,790)     (5,904,900)            (801,573)      (7,529,561)
                                     ----------     -----------           ----------     ------------
  Net increase (decrease)               361,237     $ 3,601,714             (276,349)    $ (2,577,380)
                                     ==========     ===========           ==========     ============

14   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
FINANCIAL HIGHLIGHTS 12/31/01

                                                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                           12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
CLASS A
Net asset value, beginning of year                          $  9.76      $ 9.30       $ 10.10      $  9.93      $  9.77
                                                            -------      ------       -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.52      $ 0.58       $  0.55      $  0.58      $  0.64
 Net realized and unrealized gain (loss) on investments        0.05        0.46         (0.80)        0.17         0.16
                                                            -------      ------       -------      -------      -------
   Net increase (decrease) from investment operations       $  0.57      $ 1.04       $ (0.25)     $  0.75      $  0.80
Distributions to shareowners:
 Net investment income                                        (0.51)      (0.58)        (0.55)       (0.58)       (0.64)
 In excess of net investment income                           (0.03)         --            --           --           --
                                                            --------     -------      -------      --------     --------
Net increase (decrease) in net asset value                  $  0.03      $ 0.46       $ (0.80)     $  0.17      $  0.16
                                                            --------     -------      -------      --------     --------
Net asset value, end of year                                $  9.79      $ 9.76       $  9.30      $ 10.10      $  9.93
                                                            ========     =======      =======      ========     ========
Total return*                                                  5.92%      11.58%        (2.52)%       7.78%        8.51%
Ratio of net expenses to average net assets+                   1.01%       1.04%         1.01%        1.00%        1.02%
Ratio of net investment income to average net assets+          5.14%       6.09%         5.63%        5.80%        6.55%
Portfolio turnover rate                                          72%         56%           72%          81%          63%
Net assets, end of year (in thousands)                     $115,998     $96,068      $111,262     $128,925     $138,022
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
   Net expenses                                                1.12%       1.16%         1.14%        1.10%        1.14%
   Net investment income                                       5.03%       5.97%         5.50%        5.70%        6.43%
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
   Net expenses                                                1.00%       1.00%         1.00%        1.00%        1.00%
   Net investment income                                       5.15%       6.13%         5.64%        5.80%        6.57%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   15

Pioneer America Income Trust
FINANCIAL HIGHLIGHTS 12/31/01

                                                           Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                           12/31/01    12/31/00     12/31/99     12/31/98     12/31/97
CLASS B
Net asset value, beginning of year                          $ 9.74      $ 9.28       $ 10.07      $  9.90      $ 9.75
                                                            ------      ------       -------      -------      ------
Increase (decrease) from investment operations:
 Net investment income                                      $ 0.44      $ 0.50       $  0.47      $  0.51      $ 0.57
 Net realized and unrealized gain (loss) on investments       0.04        0.46         (0.79)        0.17        0.15
                                                            ------      ------       -------      -------      ------
   Net increase (decrease) from investment operations       $ 0.48      $ 0.96       $ (0.32)     $  0.68      $ 0.72
Distributions to shareowners:
 Net investment income                                       (0.42)      (0.50)        (0.47)       (0.51)      (0.57)
 In excess of net investment income                          (0.04)         --            --           --          --
                                                            -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                  $ 0.02      $ 0.46       $ (0.79)     $  0.17      $ 0.15
                                                            -------     -------      -------      -------      -------
Net asset value, end of year                                $ 9.76      $ 9.74       $  9.28      $ 10.07      $ 9.90
                                                            =======     =======      =======      =======      =======
Total return*                                                 4.99%      10.68%        (3.24)%       7.08%       7.61%
Ratio of net expenses to average net assets+                  1.95%       1.85%         1.78%        1.74%       1.77%
Ratio of net investment income to average net assets+         4.18%       5.29%         4.87%        4.99%       5.78%
Portfolio turnover rate                                         72%         56%           72%          81%         63%
Net assets, end of year (in thousands)                     $25,008     $16,889       $19,695      $22,602     $11,935
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
   Net expenses                                               2.06%       1.98%         1.91%        1.81%       1.90%
   Net investment income                                      4.07%       5.16%         4.74%        4.92%       5.65%
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
   Net expenses                                               1.93%       1.83%         1.76%        1.72%       1.75%
   Net investment income                                      4.20%       5.31%         4.89%        5.01%       5.80%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.

16    The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
FINANCIAL HIGHLIGHTS 12/31/01

                                                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                           12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
CLASS C
Net asset value, beginning of year                          $ 9.74      $ 9.28       $ 10.07      $  9.90      $ 9.74
                                                            ------      ------       -------      -------      ------
Increase (decrease) from investment operations:
 Net investment income                                      $ 0.46      $ 0.49       $  0.47      $  0.52      $ 0.57
 Net realized and unrealized gain (loss) on investments       0.03        0.46         (0.79)        0.17        0.16
                                                            ------      ------       -------      -------      ------
   Net increase (decrease) from investment operations       $ 0.49      $ 0.95       $ (0.32)     $  0.69      $ 0.73
Distributions to shareowners:
 Net investment income                                       (0.43)      (0.49)        (0.47)       (0.52)      (0.57)
 In excess of net investment income                          (0.01)         --            --           --          --
                                                            -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                  $ 0.05      $ 0.46       $ (0.79)     $  0.17      $ 0.16
                                                            -------     -------      -------      -------      -------
Net asset value, end of year                                $ 9.79      $ 9.74       $  9.28      $ 10.07      $ 9.90
                                                            =======     =======      =======      =======      =======
Total return*                                                 5.05%      10.52%        (3.19)%       7.09%       7.78%
Ratio of net expenses to average net assets+                  1.84%       2.02%         1.73%        1.65%       1.73%
Ratio of net investment income to average net assets+         4.22%       5.14%         4.88%        4.97%       5.74%
Portfolio turnover rate                                         72%         56%           72%          81%         63%
Net assets, end of year (in thousands)                      $6,776      $3,221        $5,632      $11,891      $3,780
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
   Net expenses                                               1.95%       2.15%         1.85%        1.70%       1.85%
   Net investment income                                      4.11%       5.01%         4.76%        4.92%       5.62%
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
   Net expenses                                               1.81%       1.97%         1.70%        1.62%       1.68%
   Net investment income                                      4.25%       5.19%         4.91%        5.00%       5.79%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    17

Pioneer America Income Trust
NOTES TO FINANCIAL STATEMENTS 12/31/01

1. Organization and Significant Accounting Policies

Pioneer America Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Trust is to provide a high level of current income consistent with preservation of capital and prudent investment risk.

The Trust offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which considers such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. All discounts/ premiums are accreted/amortized for financial reporting purposes (see Note 6). Interest income, including income on interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer America Income Trust

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

    The tax character of distributions paid during the year ended December 31, 2001 and 2000 were as follows:


--------------------------------------------------------------------------------
                                   2001            2000
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income            $7,078,127      $7,169,981
   Long-Term capital gain     $       --      $       --
                              ----------      ----------
   Return of capital          $       --      $       --
                              ----------      ----------
          Total               $7,078,127      $7,169,981

--------------------------------------------------------------------------------

  The following shows components of distributable earnings on a federal income tax basis at December 31, 2001. These amounts do not include the capital carryforward.


 ----------------------------------------------------------------------------
  Undistributed ordinary income     $       --
  Undistributed long-term gain              --
  Unrealized appreciation              864,025
                                    ----------
          Total                     $  864,025
-----------------------------------------------------------------------------


   The difference between book basis and tax-basis unrealized

Pioneer America Income Trust
NOTES TO FINANCIAL STATEMENTS 12/31/01                             (continued)

    appreciation is attributable primarily to the tax deferral of losses on wash sales.

    At December 31, 2001, the Fund reclassified $631,479 from accumulated net realized loss on investments to accumulated net investment loss. This reclassification has no impact on the net asset value and is designed to present the Fund's capital accounts on a tax basis.

C.  Fund Shares

    The Trust records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $34,683 in underwriting commissions on the sale of fund shares for the year ended December 31, 2001.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Trust, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued

Pioneer America Income Trust

    interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM) is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.  Management Agreement

PIM manages the Trust's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust. At December 31, 2001, $39,033 was payable to PIM related to management fees, administrative fees and certain other services.


3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $26,617 in transfer agent fees payable to PIMSS at December 31, 2001.

4. Plans of Distribution

The Trust adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Trust

Pioneer America Income Trust
NOTES TO FINANCIAL STATEMENTS 12/31/01                             (continued)

pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $51,953 in distribution fees payable to PFD at December 31, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2001, CDSCs in the amount of $72,538 were paid to PFD.

5. Expense Offsets

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the year ended December 31, 2001, the Trust's expenses were reduced by $26,656 under such arrangements.

6. Change in Accounting Principle

Effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts or amortizing premiums on debt securities. Prior to January 1, 2001, the Trust did not accrete discounts or amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $671,270 reduction in cost of securities and a corresponding $671,270 increase in net unrealized appreciation (depreciation), based on securities held by the Trust on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $224,020, decrease net unrealized appreciation (depreciation) by $407,459 and increase net realized gains (losses) by $631,479. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Pioneer America Income Trust
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer America Income Trust:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer America Income Trust (the Trust) as of the year ended December 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of the year ended December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer America Income Trust as of the year ended December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 15, 2002

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

      Growth Funds
      United States
      Pioneer Growth Shares
      Pioneer Micro-Cap Fund
      Pioneer Mid-Cap Fund
      Pioneer Mid-Cap Value Fund
      Pioneer Small Company Fund
      Pioneer Tax-Managed Fund

      International/Global
      Pioneer Emerging Markets Fund
      Pioneer Europe Fund
      Pioneer Europe Select Fund
      Pioneer Indo-Asia Fund**
      Pioneer International Value Fund***
      (formerly Pioneer International Growth Fund)
      Pioneer International Equity Fund***
      (formerly Pioneer World Equity Fund)

      Sector Funds
      Pioneer Global Financials Fund
      Pioneer Global Health Care Fund
      Pioneer Global Telecoms Fund
      Pioneer Real Estate Shares
      Pioneer Science & Technology Fund

      Growth and Income Funds
      Pioneer Fund
      Pioneer Balanced Fund
      Pioneer Equity-Income Fund
      Pioneer Value Fund
      (formerly Pioneer II)

      Income Funds
      Taxable
      Pioneer America Income Trust
      Pioneer Bond Fund
      Pioneer High Yield Fund
      Pioneer Limited Maturity Bond Fund**
      Pioneer Strategic Income Fund

      Tax-Free
      Pioneer Tax-Free Income Fund

      Money Market Fund
      Pioneer Cash Reserves Fund*

  *An investment in the Fund is not insured or guaranteed by the Federal Deposit
   Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

 **Closed to new investors effective June 29, 2001.

***Name change effective July 30, 2001.

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 59 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES



Name, Age and Address                        Position Held                       Term of Office/Length of Service
John F. Cogan, Jr. (75)*                     Chairman of the Board,              Trustee since 1988.
                                             Trustee and President               Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

----------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci (44)**                      Trustee and                         Trustee since October, 2001.
                                             Executive Vice President            Serves until retirement or removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.


INDEPENDENT TRUSTEES

Name, Age and Address                        Position Held                       Term of Office/Length of Service
Mary K. Bush (53)                            Trustee                             Trustee since 1997.
4201 Cathedral Avenue, NW,                                                       Serves until retirement or removal.
Washington, DC, 20016

----------------------------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (75)                 Trustee                             Trustee since 1992.
Boston University Healthcare                                                     Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215

----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (54)                    Trustee                             Trustee since 1990.
1001 Sherbrooke Street West,                                                     Serves until retirement or removal.
Montreal, Quebec, Canada
----------------------------------------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years         Other Directorships Held
 Deputy Chairman and a Director of Pioneer          Director of Harbor Global Company, Ltd.
 Global Asset Management S.p.A. (PGAM);
 Non-Executive Chairman and a Director of
 Pioneer Investment Management USA Inc.
 (PIM-USA); Chairman and a Director of
 Pioneer; President of all of the Pioneer Funds;
 and Of Counsel (since 2000, Partner prior to
 2000), Hale and Dorr LLP (counsel to PIM-
 USA and the Pioneer Funds)
----------------------------------------------------------------------------------------------------------------------------------
 Director and CEO - US of PGAM since                None
 November 2001; Director, Chief Executive
 Officer and President of PIM-USA since
 October 2001; Director of Pioneer Funds
 Distributor, Inc. and Pioneer Investment
 Management Shareholder Services, Inc. since
 October 2001; President and a Director of
 Pioneer and Pioneer International Corporation
 since October 2001; Executive Vice President
 of all of the Pioneer Funds since October
 2001; President of Fidelity Private Wealth
 Management Group from 2000 through
 October 2001; and Executive Vice President -
 Distribution and Marketing of Fidelity
 Investments Institutional Services and Fidelity
 Investments Canada Ltd. prior to 2000

----------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years          Other Directorships Held
 President, Bush & Co. (international financial      Director and/or Trustee of Brady Corporation
 advisory firm)                                      (industrial identification and specialty coated
                                                     material products manufacturer), Mastec Inc.
                                                     (communications and energy infrastructure),
                                                     Mortgage Guaranty Insurance Corporation, R.J.
                                                     Reynolds Tobacco Holdings, Inc. (tobacco) and
                                                     Student Loan Marketing Association
                                                     (secondary marketing of student loans)
----------------------------------------------------------------------------------------------------------------------------------
 Alexander Graham Bell Professor of Health Care      None
 Entrepreneurship, Boston University; Professor
 of Management, Boston University School of
 Management; Professor of Public Health, Boston
 University School of Public Health; Professor of
 Surgery, Boston University School of Medicine;
 University Professor, Boston University
----------------------------------------------------------------------------------------------------------------------------------
 Founding Director, The Winthrop Group, Inc.         None
 (consulting firm); Professor of Management,
 Faculty of Management, McGill University
----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES


Name, Age and Address                        Position Held                       Term of Office/Length of Service
 Marguerite A. Piret (53)                    Trustee                             Trustee since 1988.
 One Boston Place, 26th Floor,                                                   Serves until retirement or removal.
 Boston, MA 02108

----------------------------------------------------------------------------------------------------------------------------------
 Stephen K. West (73)                        Trustee                             Trustee since 1993.
 125 Broad Street,                                                               Serves until retirement or removal.
 New York, NY 10004

----------------------------------------------------------------------------------------------------------------------------------
 John Winthrop (65)                          Trustee                             Trustee since 1988.
 One North Adgers Wharf,                                                         Serves until retirement or removal.
 Charleston, SC 29401

FUND OFFICERS

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and Address                        Position Held                       Term of Office/Length of Service
Joseph P. Barri (55)                         Secretary                           Since 1988.
                                                                                 Serves at the discretion of Board.

----------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (54)                     Assistant Secretary                 Since November, 2000.
                                                                                 Serves at the discretion of Board.

----------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (56)                            Treasurer                           Since November, 2000.
                                                                                 Serves at the discretion of Board.

----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (36)                        Assistant Treasurer                 Since November, 2000.
                                                                                 Serves at the discretion of Board.

----------------------------------------------------------------------------------------------------------------------------------
John F. Daly III (36)                        Assistant Treasurer                 Since November, 2000.
                                                                                 Serves at the discretion of Board.

----------------------------------------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years           Other Directorships Held
President, Newbury, Piret & Company, Inc.             Director, Organogenesis Inc. (tissue
(merchant banking firm)                               engineering company)
----------------------------------------------------------------------------------------------------------------------------------
Of Counsel, Sullivan & Cromwell (law firm)            Director, Dresdner RCM Global Strategic
                                                      Income Fund, Inc. and The Swiss Helvetia
                                                      Fund, Inc. (closed-end investment companies),
                                                      VESCAP PLC (investment managers) and First
                                                      ING Life Insurance Company of New York
----------------------------------------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                  Director of NUI Corp. (energy sales, services
(private investment firm)                             and distribution)
----------------------------------------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years           Other Directorships Held
Partner, Hale and Dorr LLP; Secretary of all of       None
the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------
Secretary of PIM-USA: Senior Vice President -         None
Legal of Pioneer; and Secretary/Clerk of most
of PIM-USA's subsidiaries since October
2000; Assistant Secretary of all of the Pioneer
Funds since November 2000; Senior Counsel,
Assistant Vice President and Director of
Compliance of PIM-USA from April 1998
through October 2000; Vice President and
Assistant General Counsel, First Union
Corporation from December 1996 through
March 1998
----------------------------------------------------------------------------------------------------------------------------------
Vice President - Fund Accounting and Custody          None
Services of Pioneer (Manager from September
1996 to February 1999); and Treasurer of all
of the Pioneer Funds (Assistant Treasurer from
June 1999 to November 2000)
----------------------------------------------------------------------------------------------------------------------------------
Assistant Vice President - Fund Accounting,           None
Administration and Custody Services of
Pioneer (Fund Accounting Manager from 1994
to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
----------------------------------------------------------------------------------------------------------------------------------
Global Custody and Settlement Division Manager        None
of PIM-USA; and Assistant Treasurer of all of
the Pioneer Funds since November 2000
----------------------------------------------------------------------------------------------------------------------------------

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO]

Pioneer Investment Management, Inc.                                11068-00-0202
60 State Street                              (C) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109                  Underwriter of Pioneer mutual funds
www.pioneerfunds.com                   [recycled logo] Printed on Recycled Paper